                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                     FORM 8-K/A
                                  Amendment No. 1



                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): January 21, 1999




                                 IFR SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)



         DELAWARE                    0-14224                  48-1197645
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)                File Number)           Identification No.)




         10200 West York, Wichita, Kansas                        67215
      (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code: (316) 522-4981

ITEM 5. OTHER EVENTS

MAY 1,1999 DEADLINE FOR SHAREHOLDER PROPOSALS TO BE SUBMITTED AT 1999 ANNUAL MEETING. As a consequence of the change in the Registrant's fiscal year reported in the original 8-K dated January 21,1999, filed February 5, 1999, the Board of Directors of Registrant also changed the date of Registrant's 1999 annual meeting of shareholders to August 12,1999. Accordingly, Registrant has decided to change the deadline it previously set, pursuant to SEC rule 14a-8, for submission of shareholder proposals to be included in Registrant's proxy statement for consideration at the annual meeting, from June 1,1999 to May 1,1999.

     (c)  The following exhibits are filed with the form 8-K:

          Exhibit No.         Description
          -----------         -----------
              3.2           Bylaws of the Company.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                              IFR SYSTEMS, INC.



                              By: /s/ Jeffrey A. Bloomer
                                  ---------------------------------------
                                    Jeffrey A. Bloomer
                                    Treasurer and Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

Date:  February 18,1999